111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

harborcapital.com

Supplement to Statement of Additional Information dated September 1, 2021

December 6, 2021
Harbor Bond Fund
Effective on February 2, 2022 (the “Effective Date”), Income Research + Management (“IR+M”) will replace Pacific Investment Management Company, LLC (“PIMCO”) as investment subadviser to Harbor Bond Fund (the “Fund”). In connection with this change, the Fund will be renamed “Harbor Core Plus Fund” and its investment strategy will be changed to reflect IR+M’s approach to managing the Fund’s assets. This change in investment subadviser was recommended by Harbor Capital Advisors, Inc. (“Harbor Capital”), the investment adviser to the Fund, and approved by the Board of Trustees of Harbor Funds. The Fund’s benchmark index will remain the Bloomberg U.S. Aggregate Bond Index, which is the same as the Fund’s current benchmark index. There will be no change in the Fund’s investment objective.
In connection with the changes noted above, starting on the Effective Date, IR+M will reposition the Fund’s portfolio in accordance with its investment strategy for the Fund. PIMCO will continue to serve as subadviser to the Fund until the Effective Date. Harbor Capital has instructed PIMCO to refrain from purchases of new securities or additions to existing positions for the Fund’s portfolio, except for cash management purposes. PIMCO is permitted to conduct sales of the Fund’s portfolio holdings in accordance with the Fund’s investment strategy. Harbor Capital and PIMCO will continue to work together regarding additional details related to the preparation of the Fund for the transition to IR+M.
In connection with the appointment of IR+M as the Fund’s subadviser, as of the Effective Date, the rate of advisory fees payable by the Fund to Harbor Capital will be reduced from 0.48% to 0.25% annually as a percentage of the Fund’s average net assets. In addition, as of the Effective Date, Harbor Capital has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.30%, 0.38%, and 0.63% for the Retirement Class, Institutional Class, and Administrative Class, respectively, through February 28, 2023. This expense limitation agreement will replace the prior management fee waiver agreement and the prior expense limitation agreement as of the Effective Date.
The Fund’s investment strategy under IR+M is set forth in the Prospectus Supplement dated December 6, 2021 to the Harbor Funds Fixed Income Funds Prospectus. Information about IR+M and the portfolio managers at IR+M responsible for managing the assets of the Fund is also included in that Supplement and set forth below.
As of the Effective Date, IR+M hereby replaces all references to PIMCO, except for references to actual subadvisory fees paid to PIMCO.
As of the Effective Date, the following information with respect to the Fund and IR+M, as applicable, is hereby replaced:

The Subadvisers
Harbor Core Plus Fund and Harbor Core Bond Fund. The Funds are subadvised by Income Research + Management (“IR+M”). IR+M has been independent and privately owned since its founding in 1987 by members of the Sommers family and certain employees.

Other Accounts Managed
The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and/or other accounts, (collectively, the “Portfolios”) as indicated below. The following table identifies, as of October 31, 2021 (unless otherwise noted): (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager(s); (ii) the total assets of such companies, vehicles and accounts, and (iii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

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Supplement to Statement of Additional Information dated September 1, 2021 — Continued

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR CORE PLUS FUND
William A. O’Malley, CFA
All Accounts	6	3,049$	29	13,337$	473	65,012$
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
James E. Gubitosi, CFA
All Accounts	6	3,049	29	13,337	473	65,012
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Bill O’Neill, CFA
All Accounts	6	3,049	29	13,337	473	65,012
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Jake Remley, CFA
All Accounts	6	3,049	29	13,337	473	65,012
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Matthew Walker, CFA
All Accounts	6	3,049	29	13,337	473	65,012
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Rachel Campbell
All Accounts	6	3,049	29	13,337	473	65,012
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—
Kara Maloy, CFA
All Accounts	6	3,049	29	13,337	473	65,012
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—

Income Research + Management
CONFLICTS OF INTEREST
IR+M’s management of other accounts may give rise to potential conflicts of interest in connection with its management of the Fund’s investments on the one hand and the investments of the other accounts on the other. The other accounts might have similar investment objectives as the Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund. IR+M does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, IR+M believes that it has adopted policies and procedures that are reasonably designed to manage those conflicts.
A potential conflict of interest may arise as a result of IR+M’s portfolio managers’ day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of Fund trades. It is theoretically possible that IR+M’s portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, IR+M has adopted policies and procedures believed to be reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
A potential conflict of interest may arise as a result of IR+M’s portfolio managers’ management of the Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Fund. This conflict of interest may be exacerbated to the extent that IR+M or its portfolio managers receive, or expect to receive, greater compensation from their management of certain other accounts, that have higher base fee rates or incentives fees, than from the Fund. Notwithstanding this theoretical conflict of interest, it is IR+M’s policy to

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Supplement to Statement of Additional Information dated September 1, 2021 — Continued

Income Research + Management — Continued
manage each account based on its investment objectives and related restrictions and, as discussed above, IR+M has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while IR+M’s portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Fund, such securities might not be suitable for the Fund given their investment objectives and related restrictions.
COMPENSATION
All employees are compensated with a competitive salary plus bonus. The firm bonus pool is dictated by the profitability of IR+M, with the individual’s amount based on the employee’s overall contribution to the firm’s success. IR+M does not have quantitative drivers for the bonus pool. The goal is to have collaborative, high-performing teams that deliver for IR+M clients, not to incentivize individual contributions over results. The qualitative drivers of bonus decisions are the key values represented in IR+M’s CREED: Collaboration, Respect, Emotional Intelligence, Excellence, and Dedication.
All employees also receive competitive health benefits and may participate in the company-funded profit sharing plan after completing the required length of service with the firm. Separate from compensation, as a long-term incentive, key employees may be offered the opportunity to purchase equity in IR+M and participate in the growth of the company and its profitability.
The bonus component of portfolio manager compensation is based upon factors such as team contribution, input to risk management and the overall investment management process, contributions to client service, and contributions to firm culture. For analysts and traders, evaluations are based upon factors including team contribution, quality of research within assigned sectors and the broader market, input to risk management and the overall investment management process, and contributions to firm culture.
As mentioned above, separate from compensation, as a long-term incentive, key employees may be offered the opportunity to purchase equity in IR+M. Equity participation is driven by significant and consistent contribution and demonstrated commitment to the firm.
IR+M does not believe its compensation structure provides any IR+M employee with incentive to take undue risks.
SECURITIES OWNERSHIP
As of October 31, 2021, Mr. O’Malley and Mr. Jack Sommers beneficially owned shares of Harbor Core Bond Fund with a value between $100,001 and $500,000, Mr. Gubitosi beneficially owned shares of Harbor Core Bond Fund with a value between $10,001 and $50,000 and Messrs. O’Neill, Remley and Walker and Mses. Campbell and Maloy did not beneficially own any shares of Harbor Core Bond Fund; and Messrs. Sommers, O’Malley, Gubitosi, O’Neill, Remley and Walker and Mses. Campbell and Maloy did not beneficially own any shares of Harbor Core Plus Fund.

Portfolio Holdings Disclosure Policy
As of the Effective Date, the Portfolio Holdings Disclosure Policy is hereby revised to delete the current disclosures related to PIMCO in serving as Subadviser to the Fund and to include the following:
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Electra, which provides services to IR+M, for the sole purpose of assisting IR+M in performing its services as Subadviser to Harbor Core Plus Fund and Harbor Core Bond Fund;
Investors Should Retain This Supplement For Future Reference
S1221.SAI

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